UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2013

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in its Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

Bank Subsidiary’s Consent Agreement with OCC

On January 10, 2013, the Company’s subsidiary bank, Seacoast National Bank (the “Bank”), executed a Stipulation and Consent to a Civil Monetary Penalty (the “Consent Agreement”) with the Office of the Comptroller of the Currency (the “OCC”). Under the Consent Agreement, the Bank, without admitting or denying any wrongdoing, agrees to pay a civil monetary penalty in the amount of $26,950 as a settlement related to alleged violations of the Flood Disaster Protection Act and its implementing regulations.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1     Consent Agreement entered into with the Office of the Comptroller of the Currency, dated January 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Dennis S. Hudson, III
Name:	Dennis S. Hudson, III
Title:	Chairman and Chief Executive Officer

Date: January 11, 2013